UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2017 annual meeting of stockholders of America’s Car-Mart, Inc. (the “Company”) was held on August 2, 2017. The record date for such meeting was June 9, 2017 on which date there were a total of 7,566,469 shares of common stock outstanding and entitled to vote. The following matters were voted upon by the Company’s stockholders at the annual meeting. The numbers of votes cast for, against or withheld as well as the number of abstentions and broker non-votes, for each of these matters are set forth below.

1.  To elect directors for a term of one year:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ray C. Dillon	6,327,351	66,983	1,753	959,001
Daniel J. Englander	6,183,302	211,057	1,728	959,001
William H. Henderson	6,912,169	102,290	1,628	339,001
Eddie L. Hight	5,919,267	475,167	1,653	959,001
Robert Cameron Smith	5,605,481	703,829	1,728	1,044,050
Jim von Gremp	6,296,147	92,809	1,728	964,404
Jeffrey A. Williams	6,016,649	377,817	1,628	958,994

2.  To approve an advisory resolution regarding the Company's compensation of its named executive officers.

Votes For	6,104,675
Votes Against	338,600
Votes Abstained	2,722
Broker Non-Votes	909,091

3.  To approve an advisory resolution to determine the frequency with which the stockholders will consider and approve an advisory vote on the Company's compensation of its named executive officers.

Every Year	5,904,732
Two Years	3,202
Three Years	493,867
Votes Abstained	0
Broker Non-Votes	953,287

4.  To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2018.

Votes For	7,353,278
Votes Against	1,810
Votes Abstained	0
Broker Non-Votes	0

No additional business or other matters came before the meeting or any adjournment thereof.

After consideration of the stockholder vote regarding the frequency of stockholder advisory votes on executive officer compensation, our Board of Directors has determined that the Company shall hold future stockholder advisory votes on named executive officer compensation every year until the next vote on frequency, which will be no later than the Company’s annual meeting of stockholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: August 3, 2017	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer, President and Secretary
(Principal Financial Officer)